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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                October 31, 2006

                              --------------------

                             GLOBECOMM SYSTEMS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       000-22839                                         11-3225567
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

                                 45 Oser Avenue
                            Hauppauge, New York 11788
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (631) 231-9800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On October 31, 2006, Citibank, N.A. and Globecomm Systems Inc. (the
"Company"), entered into a secured credit facility. The credit facility is comprised of credit lines of: (1) a $25 million borrowing base line of credit
(the "Line"), which is available for standby letters of credit, commercial letters of credit and loans; (2) a bridge line of credit in the amount of $7 million, which is to support equipment purchases; and (3) a foreign exchange line in the amount of $10 million. The exclusive purposes of the credit facility are to provide guarantees for bids/performance on contracts and to facilitate trade and to support the Company's working capital needs. If there are direct borrowings under the Line, the commercial letters of credit and loans may not be drawn in amounts in excess of $20 million.

            Obligations under the credit facility are secured by all the assets of the Company and are guaranteed by the Company's subsidiaries. The Company's ability to borrow amounts under the credit facility is subject to customary documentation, including security documents, satisfaction of certain customary conditions precedent, and compliance with terms and conditions included in the credit documents. The various covenants in the credit facility are generally consistent with the types of covenants that were applicable under the Company's existing credit facility. These covenants include, among other things, customary restrictions on the Company's ability to incur indebtedness or grant liens, pay dividends or make stock repurchases, engage in businesses other than those engaged in on the effective date of the credit facility and similar or related businesses, enter into transactions with affiliates, amend its governing documents, and merge, consolidate, or dispose of assets. The Company is also required to comply with various ongoing financial covenants, including with respect to the Company's leverage ratio, minimum cash balance, net worth, and collateral maintenance. If the Company does not comply with the various financial and other covenants and requirements of the credit facility, Citibank,
N.A. may, subject to various customary cure rights, require the immediate payment of all amounts outstanding under the facility.

            The credit facility will be available until November 30, 2007, is uncommitted and advances are subject to Citibank N.A.'s approval.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

            The disclosure required by this Item is included in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit Number    Description
--------------    -----------

10.1              Credit facility Letter, dated October 25, 2006 from Citibank,
                  N.A. to Globecomm Systems Inc. and countersigned on October
                  31, 2006 (filed herewith).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Globecomm Systems Inc.
                                   ---------------------------------------------
                                   (Registrant)

                                   By:    /s/ Andrew C. Melfi
                                          -------------------
                                   Name:  Andrew C. Melfi
                                   Title: Vice President, Chief Financial
                                          Officer and Treasurer (Principal
                                          Financial and Accounting Officer)

Dated: November 6, 2006